Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of July 2, 2014 (this “Amendment”), among PDL BIOPHARMA, INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and ROYAL BANK OF CANADA, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized term and, unless otherwise specified, all other capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below).

WHEREAS, the Borrower, the Lenders party thereto and the Administrative Agent and the other parties named therein, are party to that certain Credit Agreement, dated as of October 28, 2013, as amended by Amendment No. 1 to the Credit Agreement, dated as of February 5, 2014 (as in effect immediately prior to this Amendment, the “Credit Agreement”) pursuant to which the Lenders have made certain extensions of credit available to and on behalf of the Borrower; and

WHEREAS, the Borrower and the Lenders party hereto have agreed to clarify certain provisions of the Credit Agreement as herein set forth, but only on the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.     Amendments to Credit Agreement.

1.1     Amendment to Section 6.10. Section 6.10 of the Credit Agreement is amended and restated in its entirety as follows:

Debt Service Coverage Ratio. The Borrower will not permit the Debt Service Coverage Ratio, in each case as of the last day of each Test Period, to be less than 1.25 to 1.00.

1.2     Amendment to Section 6.11. Section 6.11 of the Credit Agreement is amended and restated in its entirety as follows:

Total Leverage Ratio. The Borrower will not permit the Total Leverage Ratio, as of the last day of each Test Period, to exceed 2.00 to 1.00.

Section 2.     Conditions Precedent. This Amendment shall become effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (the “Amendment No. 2 Effective Date”):

2.1     The Administrative Agent shall have received executed signature pages to this Amendment from the Required Lenders and the Borrower;

2.2     The representations and warranties of the Borrower set forth in the Loan Documents shall be true and correct in all material respects (or if qualified by “materiality”, “Material Adverse Effect” or similar language, in all respects) on and as of Amendment No. 2 Effective Date with the same effect as though such representations and warranties had been made on and as of the Amendment No. 2 Effective Date; and

2.3     At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

Section 3.     Miscellaneous.

3.1     Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.

3.2     Ratification and Affirmation. The Borrower hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Amendment No. 2 Effective Date each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; (d) confirms that the existing security interests granted by it in favor of the Administrative Agent and the Lenders pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement, as amended by this Amendment, as and to the extent provided in the Loan Documents.

3.3     Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

3.4     Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

3.5     No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no oral agreements between the parties.

3.6     GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

PDL BIOPHARMA, INC., as Borrower

By:     /s/ Peter S. Garcia
Name: Peter S. Garcia
Title: Vice President and Chief Financial Officer

[Signature Page to Amendment No 2 to Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:     /s/ Scott MacVicar

              Name: Scott MacVicar

              Title: Authorized Signatory

[Signature Page to Amendment No 2 to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:      /s/ Sarah Aschenwald

              Name: Sarah Aschenwald

              Title: VP, Relationship Manager

 [Signature Page to Amendment No 2 to Credit Agreement]

Acknowledged and Accepted:

ROYAL BANK OF CANADA, as Administrative Agent

By:       /s/ Rodica Dutka

                Name: Rodica Dutka

                Title: Manager, Agency

[Signature Page to Amendment No 2 to Credit Agreement]